INDEPENDENT AUDITORS' REPORT

February 8, 2006

To the Partners

Capitol Senior Limited Dividend Housing Association

Lansing, Michigan

We have audited the accompanying balance sheets of Capitol Senior Limited Dividend Housing Association, MSHDA Development No. 630 as of December 31, 2005 and 2004 and the related statements of income, partners' equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States of America) and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Capitol Senior Limited Dividend Housing Association as of December 31, 2005 and 2004 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information on pages 15 to 24 is presented for purposes of additional analysis and is not a required part of the basic financial statements. This additional information is the responsibility of the Partnership's management- Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

544 Cherbourg Drive • Suite 200 - Lansing, Michigan 4891~-50l0 • (517) 323-7500 • Fax (517) 323-6346 • www.mcecpa.com

February 8, 2006

To the Partners

Capitol Senior Limited Dividend Housing Association

Lansing, Michigan

In accordance with Government Auditing Standards, we have also issued our report dated February 8, 2006 on our consideration of Capitol Senior Limited Dividend Housing Association's internal control over financial reporting and on our tests of compliance with certain provisions of laws, regulations, contracts, and grant agreements and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be considered in assessing the results of our audit.

/s/ Maner, Costersan and Ellis, P.C.

Certified Public Accountants

INDEPENDENT AUDITOR'S REPORT

To the Partners of	Property Management Section
The Chestnut Associate	California Housing Finance Agency
Sacramento, California	Sacramento, California

I have audited the accompanying balance sheet of The Chestnut Associates, a limited partnership, CHFA Project #79-88-N, as of December 31, 2004, 2003 and 2002 and the related statements of operations, cash flows and the statement of changes in partners' capital for the years then ended. These financial statements are the responsibility of the Partnership's management. My responsibility is to express an opinion on these financial statements based on my audit.

I have conducted my audit in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the 2004, 2003 and 2002 financial statements referred to above present fairly, in all material respects, the financial position of The Chestnut Associates as of December 31, 2004, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, I have also issued a report dated February 23, 2005 on my consideration of The Chestnut Associates internal control structure and reports dated February 23, 2005 on its compliance with specific requirements applicable to major HUD programs, and specific requirements applicable to Affirmative Fair Housing.

My audit was made for the purpose of forming an opinion on the financial statements taken as a whole. The supplementary information included in the report is presented for the purposes of additional analysis and is not a required part of the financial statements of The Chestnut Associates, CHFA Project #79-88-N. Such information has been subjected to the auditing procedures applied in the audit of the financial statements and, in my opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

Ronald Rienks

Certified Public Accountant

Sacramento, California

February 23, 2005

Kaplan Partners Certified Public Accountants
180 N. LaSalle Street • 25th Floor
Chicago, IL 60601-2501 • 312/641-2555 •
Facsimile 312/641-6265

INDEPENDENT AUDITOR'S REPORT

TO THE PARTNERS OF COURT

PLACE ASSOCIATES PEKIN,

ILLINOIS

We have audited the accompanying Balance Sheets of COURT PLACE ASSOCIATES (An Illinois Limited Partnership) (IHDA Project No. ML-158) as of December 31, 2005 and 2004, and the related Statements of These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States, and the Illinois Housing Development Authority’s “Financial Reporting and Audit Guidelines for Mortgagors of Multifamily Housing Developments.” Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of COURT PLACE ASSOCIATES as of December 31, 2005 and 2004, and the results of its operations, the changes in partners' capital, and its cash flows for the' years then ended, in conformity with accounting principles generally accepted in the United States of America.

In accordance with standards of the Public Company Accounting Oversight Board (United States), the Government Auditing Standards, and the Illinois Housing Development Authority’s “Financial Reporting and Audit Guidelines for Mortgagors of Multifamily Housing Developments,” we have also issued reports dated January 27, 2006, on our consideration of COURT PLACE ASSOCIATES’ internal control over financial reporting and on our tests of compliance with certain provisions of laws, regulations, contracts, grant agreements and other matters. The purpose of those reports are to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing and not to provide an opinion on the internal control over financial reporting or on compliance. Those reports are an integral part of an audit performed in accordance with standards of the Public Company Accounting Oversight Board (United States) and should be read in conjunction with this report in considering the results of our audit.

January 27,2006

Dauby O'Connor & Zaieski

A Limited Liability Company
Certified Public Accountants

INDEPENDENT AUDITOR'S REPORT

To the Partners of

Frederick Heights Limited Partnership

(A Maryland Limited Partnership)

We have audited the accompanying balance sheet of Frederick Heights Limited Partnership as of December 31, 2005, and the related statements of profit and (loss), changes in partners* deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Frederick Heights Limited Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Partnership's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Frederick Heights Limited Partnership as of December 31, 2005, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued reports dated January 13, 2006, on our consideration of Frederick Heights Limited Partnership’s internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

703 Pro Med Lane, Suite 300                Carmel, Indiana 46032        317-848-5700        Fax:317-815-6140

Frederick Heights Limited Partnership
Page Two

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

Dauby O'Connor and Zaieski, LLC
Certified Public Accounants

January 13, 2006
Carmel, Indiana

Report of Independent Auditors

Partners

Frederick Heights Limited Partnership

We have audited the accompanying balance sheet of Frederick Heights Limited Partnership as of December 31, 2004, and the related statements of income, changes in equity, and cash flows for the year then ended. These financial statements are the responsibility of the management of Frederick Heights Limited Partnership. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Frederick Heights Limited Partnership as of December 31, 2004, and the results of its operations and its cash flows for the year then ended, in conformity with auditing standards generally accepted in the United States of America.

/S/Goodman & Company, L.L.P.

McLean, Virginia

March 8, 2005

REITBERGER POLLEKOFF & KOZAK. P.C.

Certified Public accountants

Independent Auditors Report

To the Partners

Lihue Associates

c/o CR1, Inc.

I 200 Rockville Pike

Rockville, Maryland 20852

We have audited the accompanying balance sheet of Lihue Associates (a Washington limited partnership), USDA-RD Project No- 61-003-840880868 as of December 31, 2004, and the related statements of operations, changes in partners deficit and cash flows for the year then ended. These financial statements are the responsibility of the Partnerships management. Our responsibility is to express an opinion on these financial statements based on our audit

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lihue Associates USDA-RD Project No. 61-003-840880868 as of December 31, 2004, and the results of its operations, changes in partners deficit, and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 25, 2005 on our consideration of Lihue Associates’ internal control structure and a report dated January 25, 2005, on its compliance with laws and regulations. Those reports are an integral part of the audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit

/s/ Reitberger, Pollekoff & Kozak, P.C.

Vienna, Virginia

January 25, 2005

1950 Old Gallows Road * Suite 440 * Vienna, Virginia 22182

Telephone: 703-506-9700 * Fax: 703-506-9707

Kaplan Partners Certified Public Accountants
180 N. LaSalle Street • 25th Floor •Chicago. IL 60601-2501 • "312/641-2555 •
Facsimile 312/641-6265

INDEPENDENT AUDITOR'S REPORT

TO THE PARTNERS OF
LINDEN PLACE ASSOCIATES
ARLINGTON HEIGHTS,
ILLINOIS

We have audited the accompanying Balance Sheets of LINDEN PLACE ASSOCIATES (An Illinois Limited Partnership) (IHDA Project No. ML-154) as of December 31, 2005 and 2004, and the related Statements of Income, Partners' Capital (Accumulated Deficit), and Cash Flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting-Oversight Board (United States), the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States, and the Illinois Housing Development Authority's "Financial Reporting and Audit Guidelines for Mortgagors of Multifamily Housing Developments." Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of LINDEN PLACE ASSOCIATES as of December 31, 2005 and 2004, and the results of its operations, the changes in partners’ capital (accumulated deficit) and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with the standards of the Public Company Accounting Oversight Board (United States), the Government Auditing Standards and the Illinois Housing Development Authority's "Financial Reporting and Audit Guidelines for Mortgagors of Multifamily Housing Developments", we have also issued reports dated January 31, 2006, on our consideration of LINDEN PLACE ASSOCIATES' internal control over financial reporting and on our tests of compliance with certain provisions of laws, regulations, contracts, grant agreements and other matters. The purpose of those reports are to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing and not to provide an opinion on the internal control over financial reporting or on compliance. Those reports are an integral part of an audit performed in accordance with standards of the Public Company Accounting Oversight Board (United States) and should be read in conjunction with this report in considering the results of our audit.

January 31,2006

Dauby O'Connor & Zaieski

A Limited Liability Company

Certified Public Accountants

INDEPENDENT AUDITOR'S REPORT

To the Partners of

Sundance Apartments Associates

(A California Limited Partnership)

We have audited the accompanying balance sheet of Sundance Apartments Associates as of December 31, 2005, and the related statements of profit and (loss), changes in partners' deficit, and cash flows for the year then ended. These financial statements are the responsibility of Sundance Apartments Associates' management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Partnership's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sundance Apartments Associates as of December 31, 2005, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued reports dated January 24, 2006, on our consideration of Sundance Apartments Associates' internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

9025 River Road, Suite 400      Indianapolis, Indiana 46240      317-848-5700      Fax:317-815-6140

Sundance Apartments Associates
Page Two

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

Dauby O'Connor & Zaieski, LLC
Certified Public Accountants

January 24,2006
Carmel, Indiana

2

9025 River Road, Suite 400      Indianapolis, Indiana 46240      317-848-5700      Fax:317-815-6140

DIEFENBACH • DELIO • KEARNEY & DEDIONISIO

CERTIFIED PUBLIC ACCOUNTANTS

Independent Auditors' Report

To the Partners of

Tandem Associates

(A Limited Partnership)

We have audited the accompanying balance sheets of Tandem Associates (a limited partnership), Project Number PHFA R-773-8F as of December 31, 2004 and 2003, and the related statements of income, equity from operations, changes in partners' capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tandem Associates (a limited partnership), Project Number PHFA R-773-8F as of December 31, 2004 and 2003, and the results of its operations, changes in partners' capital, and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information shown on pages 13 to 19 is presented for purposes of additional analysis and is not a required part of the basic financial statements of Tandem Associates. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated January 25, 2005, on our consideration of Tandem Associates’ (a limited partnership) internal control over financial reporting and our test of its compliance with certain provisions of laws, regulations, contracts and grants. This report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

DIEFENBACH DELIO KEARNEY & DeDIONISIO

Erie, Pennsylvania

January 25, 2005